UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2007

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane

Westmont, Illinois 60559

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2007, SIRVA, Inc. (“SIRVA”) issued a press release announcing financial results for the nine months ended September 30, 2007 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, SIRVA expects to hold a conference call at 10:00 a.m. (Eastern) on November 9, 2007 to discuss in more detail the 2007 financial results disclosed in the Press Release (the “Conference Call”). A copy of the script to be followed during the Conference Call is attached hereto as Exhibit 99.2 (the “Script) and is incorporated herein by reference. The Script will also be posted to SIRVA’s website at www.sirva.com. The information presented in SIRVA’s website is not part of this current report on Form 8-K.

The Press Release, in addition to discussing certain financial measures recognized under generally accepted accounting principles (“GAAP”),  includes (i) revenues excluding the effects of changes in exchange rates and the disposition of SIRVA’s continental European moving operations and (ii) operating income excluding the effects of changes in exchange rates and the disposition of SIRVA’s continental European moving operations.  A reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures is included in the Press Release.  Likewise, the Script, in addition to discussing certain financial measures recognized under GAAP, includes the foregoing non-GAAP financial measures and also presents revenue, gross margin, operating expenses and operating income for SIRVA’s Moving Services Europe and Asia Pacific segment, in each case excluding the effects of changes in exchange rates and the disposition of SIRVA’s continental European moving operations. A reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures is attached hereto as Exhibit 99.3. These non-GAAP financial measures are provided as additional information for investors and are not in accordance with, or an alternative for, GAAP and may be different than measures used by other companies. SIRVA’s management uses these non-GAAP financial measures for reviewing its financial results and for business planning and performance assessment. SIRVA believes that this presentation allows investors to evaluate the current operational and financial performance of SIRVA’s business.

The information in this Item 2.02 and Exhibits 99.1, 99.2 and 99.3 is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

The Script and the information provided in response to Item 2.02 of this current report on Form 8-K are incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits

99.1	Press Release, dated November 8, 2007
99.2	Script to be followed by representatives of SIRVA during a conference call with investors to be held at
10:00 a.m. (Eastern) on November 9, 2007
99.3	Reconciliation of GAAP and non-GAAP Financial Measures included in the Script.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: November 8, 2007

	By:	/s/ James J. Bresingham
	Name:	James J. Bresingham
	Title:	Acting Chief Financial Officer